Offerings - Offering: 1	Feb. 27, 2026 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 200,956,850.75
Fee Rate	0.01381%
Amount of Registration Fee	$ 27,752.14
Offering Note	Transaction Valuation calculated as the aggregate maximum purchase price for shares of beneficial interest. Amount of Filing Fee is calculated at 0.013810% of the Transaction Valuation.